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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


   As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 1, 1994, included in GTE Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, and to the reference to our Firm under the caption "Experts and Legal Opinions" in this Registration Statement.




                                        ARTHUR ANDERSEN & CO.
                                        ARTHUR ANDERSEN & CO.

Stamford, Connecticut
May 4, 1994